Supplement dated January 31, 2020 to the following:
Premier Accumulation Life® Prospectus dated May 1, 2007 as supplemented

Notice of Liquidation
BNY Mellon Variable Investment Fund (the "Trust") has authorized the liquidation of the BNY Mellon Variable Investment Fund - Quality Bond Portfolio (the "Portfolio") on or about April 30, 2020 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of the Portfolio shares effective April 28, 2020.
Policy Owners Invested in the Portfolio
You will need to transfer your policy value out of the sub-account invested in the Portfolio and provide us with updated investment instructions by following the procedures described in the policy prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining policy value in the sub-account invested in the Portfolio to the sub-account invested in the Fidelity VIP Government Money Market Portfolio - Initial Class.

Until we receive new investment instructions from you, any premium payment received on or after the Liquidation Date and allocated to the sub-account invested in the Portfolio will be directed to the sub-account invested in the Fidelity VIP Government Money Market Portfolio - Initial Class. Dollar cost averaging and sub-account rebalancing scheduled transfer strategies will continue; but funds intended for the Portfolio will be directed to the Fidelity VIP Government Money Market Portfolio - Initial Class until we receive new allocation instructions from you.